WORLDCORP

                  EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

                 Amendment No. 3 to Amended and Restated Plan


     WHEREAS, WorldCorp, Inc. ("Company") maintains the WorldCorp Employee Savings and Stock Ownership Plan ("KSOP") for the benefit of its eligible Employees;

     WHEREAS, the Company and World Airways, Inc. ("World Airways") have determined that World Airways will replace the Company as the "plan sponsor" (within the meaning of Section 3(16)(B) of ERISA) and as the "plan administrator" (within the meaning of Section 3(16)(A) of ERISA and Section 414(g) of the Code) of the KSOP, effective as of september 30, 1996;

     WHEREAS, the Company and World Airways wish to amend the KSOP to reflect the replacement of the Company with World Airways;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective as of September 30, 1996:

     1. The name of the KSOP shall hereafter be the "World Airways Employee Savings and Stock Ownership Plan", the name of the trust created under the KSOP shall hereafter be the "World Airways Employee Savings and Stock Ownership Trust", and the definitions of "KSOP" and "Trust" in Section 2 of the KSOP are hereby modified accordingly.

     2. All references in the KSOP to "WorldCorp" and to "WorldCorp, Inc." are replaced with references to "World Airways" and "World Airways, Inc." respectively.

     3. All references in the KSOP to the "WorldCorp Stock Fund" and "WorldCorp Stock" are replaced with references to "Company Stock Fund" and "Company Stock" respectively.

     4. The definition of "WorldCorp Stock" in Section 2 is restated to read as follows:

     Company Stock..........  Shares of common stock issued by
                              either World Airways, Inc. or
                              WorldCorp, Inc., which shares are
                              "employer securities" under Section
                              409(l) of the Code.

     5. Section 6 is modified by restating the final sentence thereof to read as follows:

     Participants' interests in the Company Stock Fund shall be maintained in shares (and fractional shares) of Company Stock; and subaccounts shall be maintained under the Company Stock Fund to reflect the portion of such Fund invested in the stock of World Airways, Inc. and the portion invested in the stock of WorldCorp, Inc.


     To record the adoption of this Amendment No. 3 to the amended and restated Plan, the Company and World Airways have caused it to be executed this _____ day of __________, 1996.

                                WORLDCORP, INC.



                                By



                                By


                                WORLD AIRWAYS, INC.




                                By



                                By